Fees Summary	Dec. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 244,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	37,356.40
Total Offset Amount	0.00
Net Fee	$ 37,356.40
Final Prospectus	false